UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) June 10, 2022
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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway,	Suite 1500	75240
Dallas,	Texas
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTDR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Matador Resources Company (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 10, 2022. At the Annual Meeting, as discussed below, the shareholders approved the First Amendment to the Company’s 2019 Long-Term Incentive Plan (the “Amendment”), which increased the maximum number of shares of the Company’s common stock (“Shares”) issuable under the plan to 6,950,000 Shares. A complete description of the Amendment is included in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 28, 2022 (the “Proxy Statement”). Such description is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report.
In addition, at the Annual Meeting, as discussed below, the shareholders approved the Company’s 2022 Employee Stock Purchase Plan (the “ESPP”), which provides employees of the Company with an opportunity to purchase Shares at up to a 15% discount through accumulated contributions. A description of the terms and conditions of the ESPP is included in the Proxy Statement. Such description is qualified in its entirety by reference to the full text of the ESPP, which is filed as Exhibit 10.2 to this Current Report.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On the April 13, 2022 record date for the Annual Meeting, there were 118,129,981 shares of the Company’s common stock outstanding with each such share being entitled to one vote.
A total of 106,401,509 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each matter is set forth below.
Proposal 1: Election of Directors
The shareholders elected each of R. Gaines Baty and James M. Howard as a Class II director of the Company for a term expiring at the Annual Meeting of Shareholders in 2025 or the earlier death, retirement, resignation or removal of such director.

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
R. Gaines Baty	90,696,413	7,161,250	72,330	8,471,516
James M. Howard	96,776,069	1,082,406	71,518	8,417,516
Proposal 2: Approval of the First Amendment to the Matador Resources Company 2019 Long-Term Incentive Plan
The shareholders approved the Amendment.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
94,942,826	2,885,722	101,445	8,471,516

Proposal 3: Approval of the Matador Resources Company 2022 Employee Stock Purchase Plan
The shareholders approved the ESPP.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
97,563,239	334,005	32,749	8,471,516
Proposal 4: Advisory Vote on 2021 Executive Compensation
The shareholders approved the non-binding advisory resolution approving the 2021 compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
96,068,149	1,743,865	117,979	8,471,516

Proposal 5: Proposal to Ratify the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2022
The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

Votes For	Votes Against	Votes Abstained
105,763,148	551,047	87,314

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	First Amendment to Matador Resources Company 2019 Long-Term Incentive Plan.
10.2	Matador Resources Company 2022 Employee Stock Purchase Plan.
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: June 16, 2022	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President